Exhibit 13.1

CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F/A for the fiscal year ended June 30, 2013 of Harmony Gold Mining Company Limited (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Graham Briggs, Chief Executive Officer of the Company, certify, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2014

By:	/s/ Graham Briggs
Graham Briggs
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided and will be retained by the Company and furnished to the Commission or its staff upon request.